Exhibit 32.2

Principal Executive Officer’s Certification Pursuant To
Section 1350

In connection with the Annual Report of American Natural Energy Corporation (the Company) on Form 10-K for the period ending December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Steven P. Ensz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven P. Ensz

Steven P. Ensz
Chief Financial Officer
March 30, 2012